CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Yung Kong Chin, President and Secretary of China Domestica Bio-technology Holdings, Inc., Inc., a Nevada corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the report on Form 10-Q of Company for the fiscal quarter ended December 31, 2011 (the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 21, 2012

/s/ Yung Kong Chin
Name: Yung Kong Chin
Title: President and Secretary
(Principal Executive Officer and Principal Financial and Accounting Officer)